September 24, 2008

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Prudential’s Discovery Plus Variable Annuity
File No. 033-25434

Prudential’s Variable Investment Plan Variable Annuity
File No. 002-80897

Dear Commissioners:

This filing is being made to reflect that, with respect to each of the above-referenced products, The Prudential Insurance Company of America has transmitted to the contractholders of the above-referenced variable annuities the semi annual report of the applicable underlying fund, for the period ended June 30, 2008. As indicated by the filing information set forth below, this semi annual report was filed with the Commission, and we incorporate this filing by reference in this filing solely for purposes of meeting our obligations under Rule 30b2-1.

Filer/Entity	The Prudential Series Fund.
Registration No.:	811-03623
CIK No.	0000711175
Accession No.:	0001193125-08-191170
Date of Filing:	09/05/2008

If you have any questions regarding this filing, please contact me at (973) 802-6997.

Sincerely,

C. Christopher Sprague
/s/ C. Christopher Sprague
Vice President, Corporate Counsel